SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549
                         FORM 8-K
                      CURRENT REPORT
             Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2003
              WORLD TRANSPORT AUTHORITY, INC.
  (Exact name of registrant as specified in its charter)








                       Alberta, B.C.
                (State or other jurisdiction
                     of incorporation)

                         000-23693
                      (Commission File
                          Number)

                         93-1202663
                      (I.R.S. Employer
                       Identification
                            No.)


     140 W. Park Avenue, Suite 219, El Cajon, CA  92020
    (Address of Principal Executive Offices) (Zip Code)

             (619) 593-2440 FAX (619) 593-2444
(Registrant's telephone and fax number, including area code)































                         TABLE OF CONTENTS













                      ITEM 7. EXHIBITS










              ITEM 9. REGULATION FD DISCLOSURE









                         SIGNATURES










                       Exhibit Index










                          EX-99.1










                          EX-99.2
                          EX-99.3












  ITEM 7. EXHIBITS

           The following exhibits are filed pursuant to disclosure under
  Item 9 of this Form 8-K and shall not be deemed filed for purposes of the Securities Act of 1934 or incorporated by reference in future filings with the Securities and Exchange Commission.






  99.1

  Certification of the Chief Accounting Officer, Lyle
  Wardrop, of World Transport Authority, Inc. pursuant to 18 U.S.C. S1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.







  99.2

  Certification of the Chief Executive Officer, William
  Kennedy, of World Transport Authority, Inc. pursuant to 18 U.S.C. S1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


  ITEM 9. REGULATION FD DISCLOSURE
           On November 6, 2003, World Transport Authority, Inc. filed its Annual Report on Form 10-KSB for the year ended June 30, 2003 with the Securities and Exchange Commission. Accompanying the report were certifications of World Transport Authority, Inc.'s Chief Executive Officer, William Kennedy, and Chief Accounting Officer, Lyle Wardrop, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, codified at 18 U.S.C. S1350. A copy of each of the certifications is attached hereto an Exhibit.

                        SIGNATURES
  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.











  World Transport Authority, Inc.
  (registrant)













  Date: November 6, 2003

  By

  /s/ William Kennedy







  (signature)

  Exhibit Index






  Exhibit No.

  Description







  99.1

  Certification of the Chief Accounting
  Officer, Lyle Wardrop, of World
  Transport Authority, Inc. pursuant to 18
  U.S.C. S1350 as adopted pursuant to
  Section 906 of the Sarbanes-Oxley Act of
  2002.







  99.2

  Certification of the Chief Executive
  Officer, William Kennedy, World
  Transport Authority, Inc. pursuant to 18
  U.S.C. S1350 as adopted pursuant to
  Section 906 of the Sarbanes-Oxley Act of
  2002.



        99.3          Code of Ethics and Business Conduct for
                         Officers, Directors and Employees of World
                         Transport Authority, Inc.

  EXHIBIT 99.1

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
              PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  I, Lyle Wardrop, the Chief Accounting Officer of World Transport Authority, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

         (1) the Annual Report on Form 10-KSB of the Company for the year ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  Dated: November 6, 2003

  /s/ Lyle Wardrop
  ------------------------------------
  Name:   Lyle Wardrop
  Title:  Chief Accounting Officer

  EXHIBIT 99.2

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
              PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  I, William Kennedy, the Chief Executive Officer of World Transport Authority, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

         (3) the Annual Report on Form 10-KSB of the Company for the year ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  Dated: November 6, 2003

  /s/ William Kennedy
  ------------------------------------
  Name:   William Kennedy
  Title:  Chief Executive Officer

  EX-99.3
  WTAI_10kex99-3.txt

  Exhibit 99.3

  CODE OF ETHICS AND BUSINESS CONDUCT FOR OFFICERS, DIRECTORS AND
  EMPLOYEES OF WORLD TRANSPORT AUTHORITY, INC.

  1. TREAT IN AN ETHICAL MANNER THOSE TO WHOM WORLD TRANSPORT AUTHORITY, INC. HAS AN OBLIGATION

  The officers, directors and employees of WORLD TRANSPORT AUTHORITY, INC. (the "Company") are committed to honesty, just management, fairness, providing a safe and healthy environment free from the fear of retribution, and respecting the dignity due everyone. For the communities in which we live and work, we are committed to observe sound environmental business practices and to act as concerned and responsible neighbors, reflecting all aspects of good citizenship.

  For our shareholders we are committed to pursuing sound growth and earnings objectives and to exercising prudence in the use of our assets and resources.

  For our suppliers and partners we are committed to fair competition and the sense of responsibility required of a good customer and teammate.

  2. PROMOTE A POSITIVE WORK ENVIRONMENT

  All employees want and deserve a workplace where they feel respected, satisfied, and appreciated. We respect cultural diversity and will not tolerate harassment or discrimination of any kind -- especially involving race, color, religion, gender, age, national origin, disability, and veteran or marital status.

  Providing an environment that supports honesty, integrity, respect, trust, responsibility, and citizenship permits us the opportunity to achieve excellence in our workplace. While everyone who works for the Company must contribute to the creation and maintenance of such an environment, our executives and management personnel assume special responsibility for fostering a work environment that is free from the fear of retribution and will bring out the best in all of us. Supervisors must be careful in words and conduct to avoid placing, or seeming to place, pressure on subordinates that could cause them to deviate from acceptable ethical behavior.

  3. PROTECT YOURSELF, YOUR FELLOW EMPLOYEES, AND THE WORLD WE LIVE IN

  We are committed to providing a drug-free, safe and healthy work environment, and to observing environmentally sound business practices. We will strive, at a minimum, to do no harm and where possible, to make the communities in which we work a better place to live. Each of us is responsible for compliance with environmental, health and safety laws and regulations.

  4. KEEP ACCURATE AND COMPLETE RECORDS

  We must maintain accurate and complete Company records. Transactions between the Company and outside individuals and organizations must be promptly and accurately entered in our books in accordance with generally accepted accounting practices and principles. No one should rationalize or even consider misrepresenting facts or falsifying records. It will not be tolerated and will result in disciplinary action.

  5. OBEY THE LAW

  We will conduct our business in accordance with all applicable laws and regulations. Compliance with the law does not comprise our entire ethical responsibility. Rather, it is a minimum, absolutely essential condition for performance of our duties. In conducting business, we shall:

  A. STRICTLY ADHERE TO ALL ANTITRUST LAWS

  Officer, directors and employees must strictly adhere to all antitrust laws. Such laws exist in the United States and in many other countries where the Company may conduct business. These laws prohibit practices in restraint of trade such as price fixing and boycotting suppliers or customers. They also bar pricing intended to run a competitor out of business; disparaging, misrepresenting, or harassing a competitor; stealing trade secrets; bribery; and kickbacks.


  B. STRICTLY COMPLY WITH ALL SECURITIES LAWS

  In our role as a publicly owned company, we must always be alert to and comply with the security laws and regulations of the United States and other countries.

       I. DO NOT ENGAGE IN SPECULATIVE OR INSIDER TRADING

       Federal law and Company policy prohibits officers, directors and employees, directly or indirectly through their families or others, from purchasing or selling company stock while in the possession of material, non-public information concerning the Company. This same prohibition applies to trading in the stock of other publicly held companies on the basis of material, non-public information. To avoid even the appearance of impropriety, Company policy also prohibits officers, directors and employees from trading options on the open market in Company stock under any circumstances.

       Material, non-public information is any information that could reasonably be expected to affect the price of a stock. If an officer, director or employee is considering buying or selling a stock because of inside information they possess, they should assume that such information is material. It is also important for the officer, director or employee to keep in mind that if any trade they make becomes the subject of an investigation by the government, the trade will be viewed after-the-fact with the benefit of hindsight. Consequently, officers, directors and employees should always carefully consider how their trades would look from this perspective.

       Two simple rules can help protect you in this area: (1) Do not use non-public information for personal gain. (2) Do not pass along such information to someone else who has no need to know.

       This guidance also applies to the securities of other companies for which you receive information in the course of your employment at The Company.

       II. BE TIMELY AND ACCURATE IN ALL PUBLIC REPORTS

       As a public company, the Company must be fair and accurate in all reports filed with the United States Securities and Exchange Commission. Officers, directors and management of The Company are responsible for ensuring that all reports are filed in a timely manner and that they fairly present the financial condition and operating results of the Company.

       Securities laws are vigorously enforced. Violations may result in severe penalties including forced sales of parts of the business and significant fines against the Company. There may also be sanctions against individual employees including substantial fines and prison sentences.

       The principal executive officer and principal financial Officer will certify to the accuracy of reports filed with the SEC in accordance with the Sarbanes-Oxley Act of 2002. Officers and Directors who knowingly or willingly make false certifications may be subject to criminal penalties or sanctions including fines and imprisonment.

  6. AVOID CONFLICTS OF INTEREST

  Our officers, directors and employees have an obligation to give their complete loyalty to the best interests of the Company. They should avoid any action that may involve, or may appear to involve, a conflict of interest with the Company.

  Officers, directors and employees should not have any financial or other business relationships with suppliers, customers or competitors that might impair, or even appear to impair, the independence of any judgment they may need to make on behalf of the Company.

  HERE ARE SOME WAYS A CONFLICT OF INTEREST COULD ARISE:

  o Employment by a competitor, or potential competitor, regardless of the nature of the employment, while employed by the Company.
  o Acceptance of gifts, payment, or services from those seeking to do business with the Company.
  o Placement of business with a firm owned or controlled by an officer, director or employee or his/her family.

  o Ownership of, or substantial interest in, a company that is a competitor, client or supplier.
  o   Acting as a consultant to a Company customer, client or supplier.
  o Seeking the services or advice of an accountant or attorney who has provided services to the Company.

  Officers, directors and employees are under a continuing obligation to disclose any situation that presents the possibility of a conflict or disparity of interest between the officer, director or employee and the Company. Disclosure of any potential conflict is the key to remaining in full compliance with this policy.

  7. COMPETE ETHICALLY AND FAIRLY FOR BUSINESS OPPORTUNITIES

  We must comply with the laws and regulations that pertain to the acquisition of goods and services. We will compete fairly and ethically for all business opportunities. In circumstances where there is reason to believe that the release or receipt of non-public information is unauthorized, do not attempt to obtain and do not accept such information from any source.

  If you are involved in Company transactions, you must be certain that all statements, communications, and representations are accurate and truthful.

  8. AVOID ILLEGAL AND QUESTIONABLE GIFTS OR FAVORS

  The sale and marketing of our products and services should always be free from even the perception that favorable treatment was sought, received, or given in exchange for the furnishing or receipt of business courtesies. Officers, directors and employees of the Company will neither give nor accept business courtesies that constitute, or could be reasonably perceived as constituting, unfair business inducements or that would violate law, regulation or policies of the Company, or could cause embarrassment to or reflect negatively on the Company's reputation.

  9. MAINTAIN THE INTEGRITY OF CONSULTANTS, AGENTS, AND REPRESENTATIVES

  Business integrity is a key standard for the selection and retention of those who represent the Company. Agents, representatives and consultants must certify their willingness to comply with the Company's policies and procedures and must never be retained to circumvent our values and principles. Paying bribes or kickbacks, engaging in industrial espionage, obtaining the proprietary data of a third party without authority, or gaining inside information or influence are just a few examples of what could give us an unfair competitive advantage and could result in violations of law.

  10. PROTECT PROPRIETARY INFORMATION

  Proprietary Company information may not be disclosed to anyone without proper authorization. Keep proprietary documents protected and secure. In the course of normal business activities, suppliers, customers and

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
  competitors may sometimes divulge to you information that is proprietary to their business. Respect these confidences.

  11. OBTAIN AND USE COMPANY ASSETS WISELY

  Personal use of Company property must always be in accordance with corporate policy. Proper use of Company property, information resources, material, facilities and equipment is your responsibility. Use and maintain these assets with the utmost care and respect, guarding against waste and abuse, and never borrow or remove Company property without management's permission.

  12. FOLLOW THE LAW AND USE COMMON SENSE IN POLITICAL CONTRIBUTIONS AND ACTIVITIES

  The Company encourages its employees to become involved in civic affairs and to participate in the political process. Employees must understand, however, that their involvement and participation must be on an individual basis, on their own time and at their own expense. In the United States, federal law prohibits corporations from donating corporate funds, goods, or services, directly or indirectly, to candidates for federal offices -- this includes employees' work time. Local and state laws also govern political contributions and activities as they apply to their respective jurisdictions.

  13. BOARD COMMITTEES.

  The Company shall establish an Audit Committee empowered to enforce this CODE OF ETHICS. The Audit Committee will report to the Board of
  Directors at least once each year regarding the general effectiveness of the Company's CODE OF ETHICS, the Company's controls and reporting procedures and the Company's business conduct.

  14. DISCIPLINARY MEASURES.

  The Company shall consistently enforce its CODE OF ETHICS and Business Conduct through appropriate means of discipline. Violations of the Code shall be promptly reported to the Audit Committee. Pursuant to procedures adopted by it, the Audit Committee shall determine whether violations of the Code have occurred and, if so, shall determine the disciplinary measures to be taken against any employee or agent of the Company who has so violated the Code.

  The disciplinary measures, which may be invoked at the discretion of the Audit Committee, include, but are not limited to, counseling, oral or written reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, termination of employment and restitution.

  Persons subject to disciplinary measures shall include, in addition to the violator, others involved in the wrongdoing such as (i) persons who fail to use reasonable care to detect a violation, (ii) persons who if requested to divulge information withhold material information regarding a violation, and (iii) supervisors who approve or condone the violations or attempt to retaliate against employees or agents for reporting
  violations or violators.           5
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